AMENDED AND RESTATED
        SEAWATCH PLANTATION TITLE CLEARING AGREEMENT


     This Agreement is made and entered into as of July 31, 1996, by and among Fairfield Communities, Inc., a Delaware corporation (referred to herein as "FCI"); Fairfield Myrtle Beach, Inc., a Delaware corporation and wholly-owned subsidiary of FCI ("FMB"); Fairfield Acceptance Corporation, a Delaware corporation and wholly-owned subsidiary of FCI (referred to herein as "FAC"); Lawyers Title Insurance Corporation, a Virginia corporation (referred to herein as "Nominee"); The First National Bank of Boston, Boston, Massachusetts (hereinafter defined as "FNBB"), as agent and lender to FCI and FMB pursuant to the FCI Boston Loan Agreement (as hereinafter defined); The First National Bank of Boston, Boston, Massachusetts, as agent and lender to FAC pursuant to the FAC Boston Loan Agreement (as hereinafter defined); and Capital Markets Assurance Corporation, a New York stock insurance company, as collateral agent (referred to herein as "Triple-A Collateral Agent") pursuant to the Triple-A Credit Agreement (as hereinafter defined). This Agreement is made in lieu of and supersedes that certain Seawatch Plantation Title Agreement, dated as of September 11, 1995.

                    W-I-T-N-E-S-S-E-T-H:

     WHEREAS, Fairfield is engaged in the development of a certain resort and recreational project known as Fairfield SeaWatch Plantation, Horry County, South Carolina, and certain other properties not subject hereto; and will sell Timeshare Intervals (as hereinafter defined) and Undivided Ownership Interests (as hereinafter defined) therein to purchasers by way of contract agreement and installment notes (the "Sales Contracts") whereby the purchasers are permitted to finance the purchase price for said Timeshare Intervals and Undivided Ownership Interests over a period of time; and

     WHEREAS, FNBB is the primary lender responsible for financing the development of Fairfield projects and in connection therewith has obtained a security interest in certain Sales Contracts as security for the repayment of the borrowings of FCI and FMB under the FCI Boston Loan Agreement and of FAC under the FAC Boston Loan Agreement, and FNBB has further taken underlying encumbrances against the Property (as defined herein) and certain other properties not subject to this Agreement as security for the repayment of the borrowings of FCI and FMB under the FCI Boston Loan Agreement and of FAC under the FAC Boston Loan Agreement, which underlying encumbrances on the Property have provisions for release for the protection of the purchasers of Timeshare Intervals and Undivided Ownership Interests, said releases to be given under certain conditions as set forth therein; and

     WHEREAS, FCI and FAC have entered into an arrangement for the sale by Fairfield to FAC of certain Sales Contracts and other receivables pursuant to a Third Amended and Restated Operating Agreement dated as of December 9, 1994, as amended; and

     WHEREAS, FAC may from time to time hereafter sell certain Sales Contracts to Fairfield Capital Corporation, a Delaware corporation ("FCC") pursuant to an Amended and Restated Receivables Purchase Agreement, dated as of July 31, 1996 (the "Triple-A Purchase Agreement"), which Sales Contracts will in turn be pledged by FCC to the Triple-A Collateral Agent for the benefit of itself, Triple-A One Funding Corporation, a Delaware corporation ("Triple-A"), and The First National Bank of Boston, as L/C Bank ("L/C Bank"), pursuant to the Triple-A Credit Agreement (as hereinafter defined); and

     WHEREAS, FNBB will have released its lien upon and its interest in Sales Contracts and the underlying Timeshare Intervals and Undivided Ownership Interests as a prior condition to their being pledged to the Triple-A Collateral Agent; and

     WHEREAS, the parties hereto are desirous of establishing a title clearing mechanism for the purpose of providing a convenient method of holding and conveying title to the Property, releasing encumbrances thereon and protecting the interests of the various parties hereto as their interests may appear;

     NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

      1.  Definitions.  For the purposes of  this Agreement,
          -----------
the following words and terms shall have the following meanings unless the context clearly indicates otherwise:

          FAC means Fairfield Acceptance Corporation, a
          ---
     Delaware corporation and a wholly-owned subsidiary of FCI, individually and in its capacity as services under the Triple-A Credit Agreement.

          FAC  Boston  Loan Agreement  means  the Third
          ---------------------------
     Amended and Restated Revolving Credit Agreement, dated as of September 28, 1993, between FAC and FNBB, as amended pursuant to the First Amendment to Third Amended and Restated Revolving Credit
     Agreement, dated as of December 9, 1994, between FAC and FNBB, and as further amended by the Second
     Amendment to Third  Amended and Restated Revolving
     Credit Agreement, dated as of December 19, 1994, between FAC and FNBB, as amended and in effect from time to time.

          Fairfield means  FCI and  FMB and  such other
          ---------
     subsidiaries as  may be  added  to this  Agreement
     from  time to time.   The term  Fairfield does not
     include FAC.

          FCI  means  Fairfield  Communities,  Inc.,  a
          ---
     Delaware corporation.

          FCI  Boston Loan Agreement  means the Amended
          --------------------------
     and  Restated Revolving Credit Agreement, dated as
     of  September 28,  1993, among  FCI,  FMB, Suntree
     Development Company, St. Andrews Management, Inc.,
     Fairfield  Suntree  Realty,  Inc.,  and  FNBB,  as
     amended pursuant to the First Amendment to Amended
     and Restated Revolving Credit Agreement,  dated as
     of  May 13,  1994, as  further amended  by Consent
     Waiver and Agreement,  dated as  of September  23,
     1994, as  further amended  by Second Amendment  to
     Amended and Restated  Revolving Credit  Agreement,
     dated as  of December 9, 1994,  as further amended
     by   Third  Amendment  to   Amended  and  Restated
     Revolving Credit Agreement,  dated as of  December
     19, 1994, as  further amended by  Fourth Amendment
     to   Amended   and   Restated   Revolving   Credit
     Agreement, dated as of November 20, 1995, and as further amended by Fifth Amendment to Amended and Restated Revolving Credit Agreement, dated as of
     January 25, 1996, among FCI, FMB, and FNBB, as amended and in effect from time to time.

          FMB  means  Fairfield Myrtle  Beach,  Inc., a
          ---
     Delaware corporation and wholly-owned subsidiary of FCI.

          FNBB   means,   as  appropriate,   The  First
          ----
     National Bank of Boston, as lender and agent for itself and such other lenders who may hereinafter become parties to the FCI Boston Loan Agreement, and The First National Bank of Boston, as lender and agent for itself and such other lenders who may hereinafter become parties to the FAC Boston
     Loan Agreement.

          L/C Bank means The First National Bank of  Boston,
          --------
in its    capacity  as L/C  Bank  under the  Triple-A Credit
Agreement.

          Loan Agreement means, as appropriate, the FCI
          --------------
     Boston   Loan  Agreement,  the   FAC  Boston  Loan
     Agreement or the Triple-A Credit Agreement or the Triple-A Credit Agreement.

          Mortgage  means  a  deed of  trust,  deed  to
          --------
     secure debt, vendor's lien, mortgage or any other instrument typically considered to be a mortgage.

          Operating Agreement means  the Third  Amended
          -------------------
     and Restated Operating Agreement dated as of December 9, 1994, between FCI and FAC, as amended.

          POA   means   any  timeshare   association(s)
          ---
     organized in connection with the establishment of the Project.

          Project   means    the   Fairfield   SeaWatch
          -------
     Plantation project and such other projects as  may
     be  developed  by  Fairfield  and  added  to  this
     Agreement.    The  Project,  as  it  is  presently
     conceived, is described in Schedule C hereto.

          Property  means  that  portion  of  the  real
          --------
     property described in Schedule A  attached hereto,
     as  amended from time  to time, which  has been or
     will  be conveyed  by Fairfield  to Nominee.   The
     Mortgages on the Property in favor of FNBB are listed in Schedule B attached hereto, as amended from time to time.

          Purchasers    means     those    individuals,
          ----------
     partnerships, corporations or other entities who have entered into a Sales Contract with Fairfield for the purchase of a Timeshare Interval or an Undivided Ownership Interest at the Project.

          Sales   Contracts    means   those   contract
          -----------------
     agreements  and  installment notes  to  be entered
     into between Fairfield  and various Purchasers for
     the  purchase  of  a   Timeshare  Interval  or  an
     Undivided Ownership Interest and for which the total purchase price has not been paid by the Purchaser.

          Secured Party means FNBB as  agent and lender
          -------------
     pursuant to the FCI Boston Loan Agreement and  the
     FAC   Boston  Loan   Agreement  or   the  Triple-A
     Collateral Agent, as applicable.

          Timeshare  Intervals  means  those  timeshare
          --------------------
     intervals (unit weeks) created or to be created in the Property pursuant to regime documents filed or to be filed creating an underlying ownership interest which is the subject of a Sales Contract, which ownership interest shall consist of a fixed week in fee simple in a lodging unit or group of lodging units at the Project.

          Triple-A  Collateral  Agent means  Capital Markets
          ---------------------------
     Assurance Corporation, a New York Stock insurance company, as collateral agent for the benefit of itself, Triple-A and L/C Bank pursuant to the Triple-A Credit Agreement.

          Triple-A  Credit  Agreement  means   that  certain
          ---------------------------
     Amended and Restated Credit Agreement, dated as of July 31, 1996, by and among FAC, as servicer, FCI, FCC, as borrower, Triple-A Collateral Agent, L/C Bank and
     Triple-A, relating to loans to be made by Triple-A to FCC.

          Triple-A Timeshare Intervals means those Timeshare
          ----------------------------
     Intervals which give rise to certain Sales Contracts pledged, assigned and transferred to the Triple-A Collateral Agent pursuant to the Triple-A Credit Agreement. The Triple-A Timeshare Intervals are listed on Schedule D attached to this Agreement and made a part hereof, as amended from time to time.

          Triple-A Undivided Ownership Interests means those
          --------------------------------------
     Undivided Ownership Interests which give rise to certain Sales Contracts pledged, assigned and transferred to the Triple-A Collateral Agent pursuant to the Triple-A Credit Agreement. The Triple-A Undivided Ownership Interests are listed on Schedule D attached to this Agreement and made a part hereof, as amended from time to time.

          Undivided  Ownership  Interests  means  those
          -------------------------------
     undivided  ownership  interests created  or  to be
     created  in   the  Property  pursuant   to  regime
     documents  filed  or  to   be  filed  creating  an
     underlying ownership interest which is the subject
     of  Sales  Contracts.     An  Undivided  Ownership
     Interest is that form  of real property  ownership
     in   a  unit  or   units  committed  to  undivided
     ownership consisting of  an undivided interest  in
     fee simple absolute as a tenant in common with all
     other owners of an undivided interest in such unit
     or units,  whereby an owner is  entitled to occupy
     the same  on a  reservation  basis and  where  the
     owner's  fractional  interest  is  shown   on  the
     owner's Sales Contract and deed.

      2.  Transfer  of  Property to  Nominee.  Fairfield, by
          ----------------------------------
deed or deeds from time to time, has transferred and may continue to transfer fee simple title to Nominee to all or a portion of the real property identified in Schedule A, subject to those Mortgages identified in Schedule B. Nominee agrees to acquire and hold legal title to the Property in accordance with the terms, provisions and conditions of this Agreement and for the benefit of Fairfield, FAC and the related Secured Party, as their interests may appear. Nominee shall have the right to review all proposed conveyances to it of the real property identified in Schedule A to assure compliance with the terms of this Agreement. It is presently anticipated that Property will be conveyed to Nominee as it is platted and prior to the time that sales of Timeshare Intervals and Undivided Ownership Interests with respect thereto are commenced. The Project as it is presently conceived is described in Schedule C hereto. However, the development plans for such Project may be revised by Fairfield without notice to or the approval of any of the other parties hereto.

          Except for the Property for which the beneficial interest has been transferred to FCC and subsequently pledged to the Triple-A Collateral Agent, the beneficial interest in all Property underlying Sales Contracts conveyed to Nominee pursuant to this Agreement shall be in Fairfield, and at such time as the Sales Contracts are transferred to FAC pursuant to the Operating Agreement, the beneficial interest in the Property underlying those Sales Contracts transferred to FAC shall pass to FAC with the transference of said Sales Contracts. In the event FCI elects to repurchase Sales Contracts previously transferred to FAC, the beneficial interest in the related Property will be re-transferred to FCI by FAC when those Sales Contracts are transferred from FAC back to FCI, all in accordance with the Operating Agreement. Although Nominee shall be advised of the transference of Sales Contracts and the beneficial interest in the Property underlying such Sales Contracts, Nominee shall not be held liable by any party hereto for acting in good faith on the written instruction of FCI or FAC even though there may be a mistake as to the proper owner of the beneficial interest in the Property underlying the Sales Contracts.

      3.  Title Ownership and Responsibility of Nominee.
          ---------------------------------------------

          (a) Nominee acknowledges that notwithstanding the fact that it will be the record owner of the fee simple title to the Property, its ownership is subject in all respects to the provisions of this Agreement, those Mortgages identified on Schedule B hereto, and the terms and conditions of the Loan Agreements. Nominee further acknowledges that it holds fee simple title to the Property for the benefit of the parties hereto and shall have no equitable rights in the Property nor any right to the income or profits to be derived therefrom.

          (b) Nominee's function and responsibility during the existence of this Agreement will be to (i) hold record title to the Property for the benefit of the other parties hereto; (ii) convey title as directed upon the written request of Fairfield or FAC, as applicable, as the beneficial owner at such time, and, if applicable, as servicer under the Triple-A Credit Agreement, except as provided by Section 12 hereof; (iii) contemporaneously with the conveyancing of any of the Property that qualifies for deeding in accordance with the terms of the Sales Contracts, pursuant to authorization from the related Secured Party as set forth herein, cause with respect to such Property the Secured Party's underlying Mortgage, if any, to be released of record; (iv) where requested by Fairfield or a Purchaser, as the case may be, cause to be issued a title insurance policy to the Purchaser provided all title requirements are properly met and the appropriate premium has been paid; and
(v) execute such instruments as required to be executed pursuant to Sections 11 and 13 hereof. Nominee may authorize any third party, including any employee of
Fairfield or FAC, by power of attorney, to execute any instrument required by this Section 3(b).

          (c)  Except  to  the  extent  expressly  permitted
herein,  Nominee  shall   have  no  discretionary  authority
whatsoever to exercise any control over the Property.

          (d) Except as set forth in Section 3(b), Nominee agrees that it will do nothing which will in any way impair, encumber or otherwise adversely affect in any manner the title to the Property.

          (e) Nominee shall have no duties and responsibilities other than those set forth herein, and it shall act only at the direction of the parties hereto solely in accordance with the terms hereof. Fairfield, FAC and each Secured Party hereby expressly do not delegate any discretionary duties and responsibilities to Nominee as are often times associated with a trustee acting pursuant to the terms and provisions of a trust agreement.

      4.  Responsibility  of  Fairfield or  FAC  Relating to
          --------------------------------------------------
Conveyances by Nominee.
----------------------
          (a) Fairfield shall cause any construction or vendor's lien or blanket encumbrance, if any (other than FNBB's Mortgages) to be released and shall be responsible for paying release prices to the proper party as necessary to secure the release of the Property to be conveyed as provided herein.

          (b) Fairfield or FAC, as the case may be, shall prepare all such deeds, releases, assignments and other documents as may be necessary to carry out the purposes of this Agreement and to cause revenue stamps or transfer tax stamps to be properly affixed as necessary to satisfy recording requirements, and shall cause all recording fees to be paid and all necessary instruments to be recorded in the appropriate real estate records. Fairfield and FAC agree that each will maintain all records necessary to identify beneficial ownership of the Property.

          (c) Fairfield or FAC, as the case may be, shall be responsible for advising Nominee and the related Secured Party of all assignments of the Sales Contracts and underlying beneficial interests and all conveyances of the Property by furnishing copies of all such assignments and conveyances to Nominee and to such Secured Party. Such assignments shall take the form of a "Document of Sale and Assignment of Beneficial Interest" or a "Document of Pledge and Assignment of Beneficial Interest", which shall identify those Sales Contracts and the underlying Property giving rise to such Sales Contracts to be assigned or conveyed. Nominee shall be entitled to rely upon such "Documents of Sale and Assignment of Beneficial Interest" and "Documents of Pledge and Assignment of Beneficial Interest" in determining beneficial ownership of the Property.

          (d) FCC will provide to Nominee on Contract Grant Dates (as defined in the Triple-A Credit Agreement), if any, occurring after the Effective Restatement Date (as defined in the Triple-A Credit Agreement) copies of releases and assignments evidencing (i) FNBB's release of its lien upon and its interest in the Triple-A Timeshare Intervals or the Triple-A Undivided Ownership Interests and the related Sales Contracts, (ii) the transfer of all beneficial interest in the Triple-A Timeshare Intervals or the Triple-A Undivided Ownership Interests and the related Sales Contracts from FAC to FCC pursuant to the Triple-A Purchase Agreement and (iii) the pledge and assignment of the Triple-A Timeshare Intervals or the Triple-A Undivided Ownership Interests and the related Sales Contracts from FCC to the Triple-A Collateral Agent pursuant to the Triple-A Credit Agreement. Upon receipt by the Nominee of any such future releases and assignments, Schedule D shall automatically be deemed to be updated to include the Triple-A Timeshare Intervals and the Triple-A Undivided Ownership Interests covered by such releases and assignments, and Nominee shall be entitled to rely upon such releases and assignments in determining beneficial ownership of the Triple-A Timeshare Intervals and the Triple-A Undivided Ownership Interests covered thereby.

     FAC, as servicer under the Triple-A Credit Agreement, or the Triple-A Collateral Agent shall provide Nominee with copies of any future assignments from Triple-A Collateral Agent to FCC, FAC or FCI, as applicable, of beneficial interest in the Triple-A Timeshare Intervals or Triple-A Undivided Ownership Interests, which assignments shall be in the form of a certificate and shall identify the Triple-A Timeshare Intervals and the Triple-A Undivided Ownership Interests and related Sales Contracts assigned thereby. To be effective, any such assignment submitted to Nominee by FAC shall be accompanied by an approval, in writing, of the Triple-A Collateral Agent. Upon receipt by the Nominee of any such certificates, (i) Schedule D shall automatically be deemed to be updated to exclude the Triple-A Timeshare Intervals and the Triple-A Undivided Ownership Interests covered by such certificates, (ii) Nominee shall be entitled to rely upon such certificates in determining beneficial ownership of the Triple-A Timeshare Intervals and the Triple-A Undivided Ownership Interests covered thereby and
(iii) the beneficial ownership of the Triple-A Timeshare Intervals and the Triple-A Undivided Ownership Interests covered by such certificates shall be presumed to be in FCI or FAC, as applicable, and subject to the lien of FNBB under the Mortgages on Schedule B.

      5.  Conveyance and Release of Property.
          ----------------------------------

          (a) At such time as a Purchaser has paid in full the purchase price or the requisite percentage of the purchase price for deeding pursuant to a Sales Contract, and/or has otherwise fully discharged all of the Purchaser's obligations and responsibilities required to be discharged as a condition to deeding, including the payment of all POA dues and assessments, Fairfield or FAC, as applicable, as the beneficial owner, or as servicer for a Secured Party which is the beneficial owner, of the security interest in the underlying Property with respect to such Sales Contract at such time, shall notify the related Secured Party(s) and shall direct Nominee in writing to immediately cause to be released the related Secured Party(s)' underlying Mortgage(s) with respect to such Property, unless otherwise directed in writing by the related Secured Party(s) pursuant to Section 12 hereof, and forthwith shall deliver and record a properly executed Warranty Deed or Special Warranty Deed (with documentary stamps and recording fees to be paid by Fairfield or FAC, as the case may be) conveying fee simple title to the Timeshare Interval or Undivided Ownership Interest covered by such Sales Contract to the Purchaser. Within a reasonable time following the delivery of the Warranty Deed or Special Warranty Deed to Purchaser, a title insurance policy shall also be delivered (provided the Purchaser has paid for such in connection with his purchase of the Property involved).

          (b) Unless directed otherwise by a Secured Party pursuant to Section 12 hereof (or otherwise), each Secured Party hereby authorizes and appoints Nominee as its agent to release such Secured Party's underlying Mortgage(s) against any Property upon receipt by Nominee of a written request for deeding by Fairfield or FAC, together with a certification by an authorized officer of FCI or FAC stating that all the conditions to the release from the Mortgage or Mortgages encumbering such Property have been satisfied. Each Secured Party further agrees to execute any additional documents as may be necessary to be filed of record in order to verify Nominee's authority to release such Secured Party's Mortgage(s) as provided herein.

          (c) All payments made by Purchasers pursuant to the terms of their Sales Contract shall be made directly to Fairfield or FAC, as the case may be, for the benefit of the relevant Secured Party, if any, pursuant to the terms of the related Loan Agreement. No payments are to be received by Nominee.

      6.  Default  by  Purchaser.  Where  a   Purchaser  has
          ----------------------
recorded his/her Sales Contract and the Purchaser defaults and otherwise refuses to reconvey legal or equitable title to Nominee, Nominee shall assign the recorded Sales Contract to FCI or FAC (as applicable, as the beneficial owners of such recorded Sales Contract), or, if applicable, as servicer for a Secured Party pursuant to the terms of the related Loan Agreement, for foreclosure or other appropriate action. Subject to the provisions of Section 12 hereof, Nominee may rely on the written request of FCI or FAC, as applicable, in regard to the assignment of said recorded Sales Contract.

     7.   POA Voting Rights.  Voting rights in any POA which
          -----------------
may inure to the benefit of Nominee as legal title holder to Property shall be assigned by Nominee to FCI or, at the option of FCI, FCI may require an irrevocable proxy be delivered unto it by Nominee so that FCI may continue to exercise all such voting rights.

      8.  Warranty  as  to Title.  Fairfield  represents and
          ----------------------
warrants unto Nominee that it will transfer fee simple title to the Property to Nominee, and that its deed(s) of conveyance to Nominee will convey to said Nominee title subject only to (i) condominium restrictions, covenants, etc., including timeshare declarations, (ii) road rights of way and easements, (iii) utility easements, (iv) the rights of Purchasers who have previously entered into Sales Contracts, (v) those Mortgages identified on Schedule B attached hereto, (vi) such other miscellaneous restrictions, covenants and Mortgages as those enumerated above, and
(vii) the terms of this Agreement.

      9.  [RESERVED]

     10.  Indemnification.   Fairfield  and FAC  jointly and
          ---------------
severally agree to indemnify and hold harmless Nominee from any and all claims, demands, actions or causes of action in any way relating to or arising out of the record ownership of the Property or out of the good faith discharge by Nominee of any of the terms and conditions of this Agreement, including all costs and expenses of any nature that Nominee may incur. Each Secured Party shall indemnify and hold harmless Nominee from any and all claims, demands, actions or causes of action, including all costs and expenses of any nature that Nominee may incur in connection therewith, which relate to or arise out of any action or failure to act of Nominee, which action or inaction was in good faith pursuant to and in reliance upon written instructions from such Secured Party to Nominee. With respect to actions related to particular portions of the Property, the parties hereto expressly acknowledge that Nominee shall be entitled to rely upon the written instructions of Fairfield, FAC or the Secured Party which has a first position lien on such Property as set forth herein and in the Schedules hereto, and Nominee shall have no liability for any action taken in good faith in such reliance. Fairfield or FAC, as the case may be, shall reimburse Nominee for all costs, fees and expenses incurred by it relating to its serving as Nominee under the terms and provisions of this Agreement. It is the intent of the parties to insure that Nominee shall incur no liability whatsoever in connection with the good faith performance of its functions under this Agreement, and in connection therewith, all parties hereto release and waive any claims they may have against Nominee which may result from the performance in good faith by Nominee of its responsibility under this Agreement.

     11.  Mortgages,  Platting  and   Reconveyance  of   the
          --------------------------------------------------
Property.   Subject to the provisions  of Section 12 hereof,
--------
upon written request of Fairfield, Nominee shall, except as to such Property as Fairfield may have previously assigned or transferred beneficial interest, reconvey all or any portion of the Property to Fairfield, subject to the Mortgages listed in Exhibit B, for the purpose of granting construction Mortgages or for any other purpose for which Fairfield may require legal title; and further, Nominee agrees to execute such Mortgages covering such Property, as requested in writing by Fairfield, to any Secured Party or such third parties as Fairfield may direct. Nominee further agrees to execute any and all documents, including plats, covenants and restrictions, as may be necessary to add and/or revise existing or new subdivisions.

     12.  Default  Under Loan  Agreements.  In the  event of
          -------------------------------
default by Fairfield, FAC or FCC, under any of the Loan Agreements, the related Secured Party shall notify Nominee in writing of such event at such time as notice of such default is given to Fairfield, FAC, or FCC, as the case may be, which writing shall identify the Property or portion thereof covered by the related Secured Party's Mortgage or giving rise to Sales Contracts relating to the defaulted Loan Agreement, as applicable, and may further instruct Nominee that, with respect to such Property, Nominee shall act only upon the written instructions of the related Secured Party, whereupon Nominee shall only take action with respect to the related Property identified in the notice, notwithstanding instructions of Fairfield, FAC, or FCC, to the contrary, as directed by the related Secured Party.

          The receipt of any notice of default shall relate only to the specific Loan Agreement identified therein. As to all other Loan Agreements, Nominee shall continue to act upon the written request of Fairfield, FAC, FNBB and the Triple-A Collateral Agent, as the case may be, as to the Property relating thereto.

          Any notice of default given Nominee pursuant to this Section 12 shall be mailed by first class mail, postage prepaid, return receipt rested, to the following address:

               Lawyers Title Insurance Corporation
               600 North Pearl Street, Suite 700
               Lockbox 185
               Dallas, TX  75201
               Attn:  Michael E. Hastings

          In no event shall Nominee have any responsibility for preparation of documents referred to in Section 4(b) of this Agreement. As to Property relating to any defaulted Loan Agreement, said documents shall be prepared by the related Secured Party or its designee.

     13.      Provisions   Related  to   Pooling/Pledge/Sale
              ----------------------------------------------
Agreements.  Notwithstanding anything herein to the contrary
----------
and   specifically   notwithstanding   the   provisions   of
Section 3(a) hereof, the interest in Properties related to the Triple-A Undivided Ownership Interests and the Triple-A Timeshare Intervals granted the Triple-A Collateral Agent by this Agreement and the Triple-A Credit Agreement are hereby deemed superior and senior to any and all interests granted pursuant to the Mortgages listed in Schedule B hereto. The parties hereto acknowledge that Nominee holds title to the Triple-A Undivided Ownership Interests and the Triple-A Timeshare Intervals for the benefit of the Triple-A
Collateral Agent and the purchasers of the Triple-A Undivided Ownership Interests and the Triple-A Timeshare Intervals, subject only to the terms and conditions of the Triple-A Credit Agreement and the related Sales Contracts, respectively. The Nominee shall not transfer, pledge or assign the Triple-A Undivided Ownership Interests or the Triple-A Timeshare Intervals except as expressly provided herein. The provisions of this paragraph, however, shall not apply to any Triple-A Undivided Ownership Interests and Triple-A Timeshare Intervals that may be granted the Triple-A Collateral Agent by this Agreement and the Triple-A Credit Agreement on Contract Grant Dates (as defined in the Triple-A Credit Agreement), if any, occurring after the Effective Restatement Date (as defined in the Triple-A Credit Agreement), until releases and assignments covering such Property have been delivered to the Nominee in accordance with the requirements of Section 4(d) hereof.

     14.  Miscellaneous.
          -------------

          (a) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns. This Agreement constitutes the entire understanding and agreement between the parties with respect to the subject matter hereof and may not be changed or modified orally but only by instrument in writing signed by the party against which enforcement of such change or modification is sought.

          (b)  This   instrument   shall  be   construed  in
accordance with and governed by the laws of the State of Arkansas. In the event any clause or provision of this Agreement is declared to be invalid, the invalidity of any such clause or provision shall not affect the remaining clauses and provisions of this Agreement which shall remain in full force and effect.

          (c) No party may make an assignment of its interest in this Agreement without obtaining the written consent of the other parties hereto; provided, however, that to the extent permitted by the FCI Boston and FAC Boston Loan Agreements and the Triple-A Credit Agreement, respectively, FNBB and the Triple-A Collateral Agent may be replaced or succeeded as parties to this Agreement without the consent of the other parties hereto. The parties further agree to execute additional documents as may be necessary to carry out the purposes of this Agreement and protect the interests of all parties hereto.

     15.  Amendment/Termination.
          ---------------------

          (a) This Agreement may be amended from time to time for the purpose of adding additional parties and revising the terms herein; provided, however, no such amendment shall be effective until all parties hereto have agreed in writing to such revisions.

          (b) This Agreement may also be amended for the purpose of identifying and segregating a separate pool of Sales Contracts, and the Timeshare Intervals and/or Undivided Ownership Interests relating thereto, which are to be sold or pledged pursuant to a pooling, sale or pledge agreement, by an instrument in writing signed by Fairfield, FAC, Nominee and FNBB. Any amendment undertaken pursuant to this paragraph 15(b) shall not relate to or affect Undivided Ownership Interests or Timeshare Intervals listed on Schedule D attached hereto, nor shall it in any way impair or amend the rights of the Triple-A Collateral Agent under this Agreement. An executed copy of any Amendment undertaken pursuant to this paragraph 15(b) shall be provided to all parties to this Agreement.

          (c) This Agreement shall be terminable by any party hereto by giving sixty (60) days written notice to all other parties of its desire to so terminate. The election by any party other than Fairfield or FAC to terminate will not terminate this Agreement with respect to the remaining parties; provided the remaining parties shall cause to be substituted a successor party in place of the terminating party. Upon termination, title to the Property shall be conveyed by Nominee in accordance with the written instructions of Fairfield, FAC, or the Triple-A Collateral Agent, as the case may be; except if Nominee has been notified by a Secured Party in writing that any of
Fairfield,  FAC,  or  FCC  are   in  default  under  a  Loan
Agreement, as described more fully in Section 12 of this Agreement, Nominee shall convey title to the Property underlying the defaulted Loan Agreement in accordance with the written instructions of the related Secured Party and first lienholder with respect thereto. In any event, this Agreement shall terminate, if not sooner terminated, on January 1, 2010.

     16.  Notice.  Notice  under  this  Agreement  shall  be
          ------
given to the parties at the following addresses, or at such other address as shall be designated by a party in a written notice to the other parties:

             Lawyers Title Insurance Corporation
             -----------------------------------

Michael Hastings                        Riker Purcell
Lawyers Title Insurance                 Lawyers Title Insurance
   Corporation                             Corporation
600 North Pearl Street, Suite 700       6630 West Broad Street
Lockbox 185                             Richmond, VA  23230
Dallas, TX  75201                       (804) 281-6876
(214) 720-7600                          Fax: (804) 282-5453
Fax: (214) 658-9201


                Fairfield Communities, Inc.,
               Fairfield Myrtle Beach, Inc.,
            and Fairfield Acceptance Corporation
            ------------------------------------
Marcel Dumeny                      Gordon Wilbourn
Fairfield Communities, Inc.        Rose Law Firm,
2800 Cantrell Road                 a Professional Association
Little Rock, AR  72202             120 East Fourth Street
(501) 664-6000                     Little Rock, AR  72201
Fax: (501) 660-7196                (501) 377-0332
                                   Fax: (501) 375-1309

              The First National Bank of Boston
              ----------------------------------

Linda J. Carter                    Marcia Robinson
The First National Bank            Richard Toelke
   of Boston                       Bingham, Dana & Gould
115 Perimeter Center Place, N.E.   150 Federal Street
Suite 500                          Boston, MA  02110
Atlanta, GA  30346                 (617) 951-8830
(770) 390-6500                     Fax: (617) 951-8736
Fax: (770) 390-8434


            Capital Markets Assurance Corporation
            -------------------------------------

885 Third Avenue, 14th Floor       Counsel:
New York, NY  10022                Marc D. Wassermann, Esq.
Attn:  Head of Exposure            Sidley & Austin
  Management                       1722 Eye Street
(212) 891-8806                     Washington, D.C.  20006
Telecopy:  (212) 755-5462          (202)736-8000
                                   Telecopy:  (202)736-8711

          Notice to each of the aforementioned parties shall be given by Nominee if either Fairfield or FAC should default in the performance of any of their respective obligations under this Agreement.

     17.  Execution.  This Agreement may be executed  in one
          ---------
or more counterparts, all of which shall constitute one and the same instrument.


            [THIS SPACE INTENTIONALLY LEFT BLANK]





     DATED as of the date first above written.

                                   FAIRFIELD COMMUNITIES, INC.;

/s/Dawn Peoples                    By: /s/Robert w. Howeth
-----------------------------         -------------------------------
     Witness                       Title: Senior Vice President
                                         ----------------------------

                                   FAIRFIELD MYRTLE BEACH, INC.

/s/Dawn Peoples                    By: /s/Robert W. Howeth
-----------------------------         -------------------------------
     Witness                       Title: Vice President
                                         ----------------------------

                                   FAIRFIELD ACCEPTANCE CORPORATION

/s/Dawn Peoples                    By: /s/Robert W. Howeth
-----------------------------         -------------------------------
     Witness                       Title: President
                                          ---------------------------

                                   LAWYERS TITLE INSURANCE CORPORATION

/s/Sherry D. Adkison               By: /s/Randall E. Cox
-----------------------------         -------------------------------
     Witness                       Title: Senior Vice President


                                   THE FIRST NATIONAL BANK OF BOSTON,
                                   as agent and lender pursuant to the
                                   FCI Boston Loan Agreement

/s/Paula C. Anderson               By: /s/Linda J. Carter
-----------------------------         -----------------------------
     Witness                       Title: Vice President
                                         --------------------------

                                   THE FIRST NATIONAL BANK OF BOSTON,
                                   as agent and lender pursuant to the
                                   FAC Boston Loan Agreement

/s/Paula C. Anderson               By: /s/Linda J. Carter
----------------------------          ----------------------------
     Witness                       Title: Vice President
                                         -------------------------

                                   CAPITAL MARKETS ASSURANCE
                                   CORPORATION, as Triple-A Collateral
                                   Agent


/s/John Fletcher                   By: /s/Philip Theoharides
---------------------------           ----------------------------
     Witness                       Title: Vice President
                                         -------------------------


                        LIST OF SCHEDULES
                        -----------------

     Schedule A:  Property That May Be Conveyed To Nominee
     Schedule B:  Mortgages
     Schedule C:  Project Description
     Schedule D:  Triple-A Timeshare Intervals and Triple-A
        Undivided Ownership Interests




                                 SCHEDULE A
                                 ----------

                  PROPERTY THAT MAY BE CONVEYED TO NOMINEE


     All that certain piece, parcel or tract of land situate, lying and being in the County of Horry, State of South Carolina, and more particularly described as a 10.06 tract known as Blocks D and E, Arcadian Shores, North of Myrtle Beach, as shown on that map prepared for Myrtle Beach Hotel Developers, Inc. by Robert L. Bellamy & Associates, Inc., dated March 1, 1995 and revised March 23, 1995 and recorded in the office of the RMC for Horry County in Plat Book 134, Page 74. For a more complete and particular description of the property, reference is hereby made to the above referred to plat and record thereof.





                                 SCHEDULE B
                                 ----------

                                 MORTGAGES


Fairfield Mortgage:
------------------

     Mortgage, Mortgage Rider, Security Agreement and Financing Statement, dated as of ________________, 1995, among FMB and FNBB and recorded on __________________, 1995 in Mortgage Book _____, Page _____ in the office of Mense Conveyances for Horry County, South Carolina.


FAC Mortgage:
------------

     Mortgage, Mortgage Rider, Security Agreement and Financing Statement, dated as of ________________, 1995, among FAC and FNBB and recorded on __________________, 1995 in Mortgage Book _____, Page _____ in the office of Mense Conveyances for Horry County, South Carolina.




                                 SCHEDULE C
                                 ----------

                            PROJECT DESCRIPTION


     A.   Description of  Property.    The Property  is  located  in  Horry
          ------------------------
County, South Carolina, and is described in more detail under paragraph D below.

     B.   Description of  Buildings.  The Project will consist initially of
          -------------------------
one (1) Building, depicted and designated on the Phase IA Plat and Plans as "Building 1". Said Building, as more fully shown on the Phase IA Plat and Plans, shall be constructed on concrete columns.

     C.   Identification  and Description  of Units.   Type  A  Units shall
          -----------------------------------------
contain approximately 1,295 square feet of interior space, Type B Units shall contain approximately 1,002 square feet of interior space and Type C Units shall contain approximately 705 square feet of interior space, all as more fully shown on the Phase IA Plat and Plans. For purposes of identification, each Unit bears a different identifying number ("Unit Number") and no Unit in the Project shall bear the same Unit Number. Each Unit Number and Unit Type in Building 1 shall be designated as follows:

                Unit Number             Unit Type

               201, 301, 401                C
               202, 302, 402                B
               203, 303, 403                B
               204, 304, 404                B
               205, 305, 405                B
               206, 306, 406                C
               207, 307, 407                A

     D.   Real  Property Description.  BEING  a parcel of  land situated in
          --------------------------
Dogwood Neck Township, Horry County, South Carolina and more particularly described as follows:

COMMENCING at a 1/2 inch iron pipe located at the southeast corner of the intersection of Lake Shore Drive and Hilton Road in the Arcadian Shores Section north of Myrtle Beach and said iron pipe being the northeast corner of a 10.06 acre parcel of land shown on a map prepared by Powell Associates of NMB, Inc. of the SeaWatch Plantation Horizontal Property Regime Boundary Survey dated July 14, 1995 and also being the same 10.06 acre parcel shown on a map prepared by Powell Associates of NMB, Inc. that is recorded in Plat Book 135 at Page 77 in the office of the Register of Mense Conveyance for Horry County; thence from said iron pipe along the southern right-of-way line of Lake Shore Drive S.5401'40"W. 24.64 feet to a 1/2 inch iron pipe at the beginning of a curve to the right, said curve has a radius of
931.42 feet and a chord that has a bearing of S.58 19'10"W. and a length of
143.51 feet; thence along the arc of said curve 143.65 feet to a 1/2 inch iron rebar, the POINT OF BEGINNING; thence leaving the right-of-way of Lake Shore Drive S.27 15'44"E. 27.79 feet to a 1/2 inch iron rebar; thence
S.34 44'19"E.  198.39 feet to a  1/2 inch iron  rebar; thence S.35 51'22"E.
159.91 feet to a 1/2 inch iron rebar; thence S.21 02'11"W. 60.84 feet to a 1/2 inch iron rebar; thence S.68 10'48"W. 62.17 feet to a 1/2 inch iron rebar; thence N.35 51'22"W. 172.01 feet to a 1/2 inch iron rebar; thence
N.41 35'22"W. 267.50 feet to a 1/2 inch iron rebar in a curve in the southern right-of-way line of Lake Shore Drive, and said curve has a radius of 931.42 feet and a chord that has a bearing of N.67 21'23"E. and a length of 150.00 feet; thence along the arc of said right-of-way line 150.17 feet to the POINT OF BEGINNING and containing 1.16 acres more or less. All bearings quoted herein are based on South Carolina State Plane Grid (NAD '83) and all distances quoted are horizontal ground distances, not grid distances.

                      ACCESS AND MAINTENANCE EASEMENT

                                  PHASE 1A


BEGINNING at a 1/2 inch iron rebar in the southern right-of-way line of Lake Shore Drive and said rebar being the northeast corner and POINT OF BEGINNING of Phase 1A described above; thence along the eastern line of Phase 1A S.27 15'44"E. 27.79 feet to a 1/2 inch iron rebar; thence
S.34 44'19"E. 90.50 feet to a point; thence leaving the eastern line of Phase 1A S.54 10'48"W. 36.38 feet to a point; thence N.35 49'12"W. 90.00 feet  to a  point;  thence  S.77 01'14"W. 21.55  feet  to a  point;  thence
N.24 12'18"W. 30.39 feet to a point in a curve in the southern right-of-way line of Lake Shore Drive and said curve has a radius of 931.42 feet and a chord that has a bearing of N.64 29'15"E. and a length of 56.88 feet; thence along the arc of said right-of-way line in a northeasterly direction
56.89 feet to the BEGINNING and containing 0.12 acres more or less and being a portion of the 1.16 acres of Parcel 1A described above. All bearings quoted herein are based on South Carolina State Plane Grid (NAD '83) and all distances are horizontal ground distances, not grid distances.

                                 Schedule D
                                 ----------
                      Triple-A Timeshare Intervals and
                   Triple-A Undivided Ownership Interests


                                    None